SUPPLEMENT DATED JULY 8, 2005

TO PROSPECTUS DATED MAY 1, 2002 FOR

FLEXIBLE PREMIUM VARIABLE

LIFE INSURANCE POLICY

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT

This Supplement amends certain information contained in the Zurich Kemper LifeinvestorSM Prospectus. You should attach this Supplement to the Prospectus and retain it for future reference.

We have been notified recently by Scudder Investments VIT Funds that effective, Monday, July 25, 2005 (the “Liquidation Date”) the Scudder VIT EAFE Equity Index Fund will be terminated and liquidated. As a result, we will no longer be able to offer the Scudder VIT EAFE Equity Index Subaccount (the “Equity Index Subaccount”) as an investment option under the policy.

Effective immediately, transfers and allocations to the Equity Index Subaccount will no longer be permitted. In conjunction with the Fund’s termination, the Equity Index Subaccount will be terminated effective July 25, 2005.

Policyowners are requested to provide us with instructions regarding the transfer of the amounts currently allocated to the Equity Index Subaccount to other investment options under the policy, as soon as possible following receipt of this Supplement. Telephone transfer instructions may be made by calling us at 1-800-321-9313. Policyowners from whom we have not received instructions will be contacted for instructions. Transfers may be made, without the imposition of any fee, charge, or other penalty that might otherwise be imposed, from the date of this Supplement until the Liquidation Date.